Cash, Cash Equivalents and Restricted Cash	6 Months Ended
Jun. 30, 2025
Cash, Cash Equivalents And Restricted Cash [Abstract]
CASH, CASH EQUIVALENTS AND RESTRICTED CASH
9.	CASH, CASH EQUIVALENTS AND RESTRICTED CASH

The breakdown of cash and cash equivalents is as follows:

In thousands of USD	At June 30, 2025	At December 31, 2024
US dollar	278,872	462,316
Singapore dollar	10,534	2,786
Norwegian krone	7,897	7,943
Euro	1,313	2,611
Bhutan ngultrum	505	420
Chinese renminbi	304	189
Malaysian ringgit	209	-
Canadian dollar	138	-
Hongkong dollar	20	5
Total cash and cash equivalents by currency	299,792	476,270

Restricted cash
Current	12,965	9,144
Non-current	6,144	8,212
Total restricted cash	19,109	17,356

The Group classifies short-term deposits and other highly liquid investments as cash equivalents. As of June 30, 2025, the Group owned short-term deposit in an amount of approximately US$74.9 million with maturities in July 2025 with interest ranging from 0.48% to 4.38% and other highly liquid investments of approximately US$40.8 million. As of December 31, 2024, the Group owned short-term deposit in an amount of approximately US$91.6 million with maturities in January 2025 with interest ranging from 2.01% to 4.28% and other highly liquid investments of approximately US$239.5 million.

The Group’s restricted cash primarily relates to the following:

(a)	Standby letters of credits (“SLCs”)

The Group had outstanding standby letters of credit (“SLCs”) issued to service providers in connection with electricity and datacenter construction commitments. The SLCs provide the beneficiaries with the ability to draw from the issuing banks up to a designated maximum aggregate amount (the “Draw Amount”). The details of SLCs are as follows:

	At June 30, 2025	At December 31, 2024
Draw Amount (In thousands of USD)	9,883	9,144
Range of expiration dates	July 2025 to April 2026	July 2025 to August 2025

The amount and expiration dates of the SLCs are amended, from time to time, by the Group and beneficiaries, as a result of the amendments to the associated service agreements.

In connection with the issuance of the SLCs, the banks held the Group’s cash balance equal to the Draw Amount as security. As of June 30, 2025 and December 31, 2024, none was utilized by the beneficiaries from the standby letters of credits.

(b)	Pledged cash

As of June 30, 2025, the Group maintained approximately US$9.2 million in escrow accounts with a commercial bank. These funds, originally deposited in 2024, are held under arrangements with an electricity service provider to secure a fixed electricity price for three years commencing January 1, 2025. The deposited amount will be released in annual installments. The changes in balance compared to the comparative balance sheet date arising solely from foreign currency fluctuations.